UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23090

Oppenheimer Small Cap Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  April 30

Date of reporting period:  10/31/2018

Item 1. Reports to Stockholders.

Semiannual Report	10/31/2018

An Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it has entered into an agreement whereby Invesco Ltd., a global investment management company, will acquire OppenheimerFunds, Inc. As of the date of this report, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/18

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Russell 2000 Value Index
6-Month	-7.22%	-12.56%	-1.52%
1-Year	-6.19	-11.58	-0.59
Since Inception (12/7/15)	5.80	3.66	11.07

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of -7.22%. In comparison, the Russell 2000 Value Index (the “Index”) returned -1.52% during the same period. The Fund’s underperformance relative to the Index stemmed largely from weaker relative stock selection in the Energy, Financials, Information Technology, and Health Care sectors. The Fund outperformed the Index within the Consumer Discretionary, Consumer Staples, and Communication Services sectors, due to stock selection.

MARKET OVERVIEW

After markets closed 2017 with strong performance, 2018 has been choppy so far, with volatility making a comeback due to a combination of the U.S. Administration’s trade wars with neighboring nations, a rise in geopolitical tensions, and the prospect of rising interest rates interrupting the upward march of the equity markets. In October 2018, the last month of the reporting period, equity market volatility spiked to its highest levels in six months and all major equity indices across the world had substantially negative performance. The sell-off was sparked by concerns about rising interest rates in the U.S., continued trade and tariff related tensions, and a contentious U.S. election.

Throughout the reporting period, the market was led by growth stocks, although the outperformance of growth was centered on a handful of mega-cap growth stocks.

We witnessed Apple, Inc. become the first company to breach the $1 trillion market cap level, and Amazon.com, Inc. quickly followed by briefly eclipsing that level before eventually settling at a market cap of just over $950 billion. We also saw both Microsoft, and Alphabet, the parent company of Google, end the quarter at values exceeding $800 billion.

In our view, the business models of many of these growth stocks are attractive, however, we believe that attractiveness is well recognized by the equity market and positioning is crowded, even in smaller stocks. As contrarian investors, we are drawn to the less concentrated areas of the market.

FUND REVIEW

Top performing stocks for the Fund this reporting period included Gray Television, Inc., K12 Inc., and Radian Group Inc.

Gray Television operates local television broadcasters in the United States. Shares advanced after the company announced it would be merging with privately held Raycom Media, Inc. in a deal that would create the third largest television operator in the U.S.

K12, Inc. engages in the provision of technology-based educational products and

4      OPPENHEIMER SMALL CAP VALUE FUND

solutions to public school districts, public schools, virtual charter schools, private schools, and consumers. Shares rallied after positive earnings reported during the period.

Radian Group, Inc. is a holding company, which engages in the provision of private mortgage insurance, risk management products, and real estate services to financial institutions. The company reported strong earnings in the third quarter of 2018.

Detractors from performance this reporting period included Weatherford International plc, Live Oak Bancshares, Inc., and Denbury Resources Inc.

Shares of Weatherford, which provides drilling and related services to oil producers, were weak as a result of lower oil prices over the third quarter of 2018, but the company continued to show progress on its restructuring program.

Live Oak operates an online platform for small business lending. Shares were weak after the company announced that loan originations slowed in the first half.

Denbury is an independent oil and gas exploration and production (E&P) company with assets located in the Rocky Mountains and Gulf Coast. Volatility in oil prices contributed to the company’s shares detracting during the reporting period.

STRATEGY & OUTLOOK

The U.S. equity market in 2018 has been characterized by the increasing levels of concentration among the largest growth stocks, which has impacted the performance of growth stocks across the capitalization spectrum. While the fundamental outlook for growth stocks may be favorable, we believe that is well recognized in current stock prices. As contrarian investors, we prefer to look elsewhere to find overlooked opportunities.

As always, while many investors focus on a short-term view when considering potential investments, the strategy utilizes in-depth fundamental research to seek to identify companies that are poised for an unanticipated acceleration in return on invested capital over a multi-year time frame. We believe this longer-term approach provides a more comprehensive outlook of potential investments by focusing on all three financial statements – income statement, balance sheet and statement of cash flows – and helps us uncover companies whose generation and use of free cash flow we deem as yet to be fully reflected in the current stock price.

Eric Hewitt Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Gray Television, Inc.	2.0%
National Storage Affiliates Trust	1.9
Radian Group, Inc.	1.8
NorthWestern Corp.	1.7
Portland General Electric Co.	1.6
Marcus & Millichap, Inc.	1.6
K12, Inc.	1.6
TCF Financial Corp.	1.5
Weatherford International plc	1.5
Navient Corp.	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

TOP TEN COMMON STOCK INDUSTRIES

Commercial Banks	12.0%
Real Estate Investment Trusts (REITs)	11.0
Oil, Gas & Consumable Fuels	8.3
Thrifts & Mortgage Finance	5.0
Machinery	4.7
IT Services	3.7
Metals & Mining	2.8
Household Durables	2.8
Specialty Retail	2.8
Auto Components	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on net assets.

SECTOR ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2018, and are based on the total market value of common stocks.

For more current Fund holdings, please visit oppenheimerfunds.com.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/18

	Inception Date	6-Month	1-Year	Since Inception
Class A (OVSAX)	12/7/15	-7.22%	-6.19%	5.80%
Class C (OVSCX)	12/7/15	-7.59	-6.92	5.01
Class I (OVSIX)	12/7/15	-7.07	-5.88	6.14
Class R (OVSRX)	12/7/15	-7.33	-6.44	5.54
Class Y (OVSYX)	12/7/15	-7.20	-6.02	6.04

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/18
	Inception Date	6-Month	1-Year	Since Inception
Class A (OVSAX)	12/7/15	-12.56%	-11.58%	3.66%
Class C (OVSCX)	12/7/15	-8.52	-7.84	5.01
Class I (OVSIX)	12/7/15	-7.07	-5.88	6.14
Class R (OVSRX)	12/7/15	-7.33	-6.44	5.54
Class Y (OVSYX)	12/7/15	-7.20	-6.02	6.04

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Russell 2000 Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio manager(s) and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on October 31, 2018, and are

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subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER SMALL CAP VALUE FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER SMALL CAP VALUE FUND

Actual	Beginning Account Value May 1, 2018	Ending Account Value October 31, 2018	Expenses Paid During 6 Months Ended October 31, 2018
Class A	$1,000.00	$927.80	$6.09
Class C	1,000.00	924.10	9.75
Class I	1,000.00	929.30	4.53
Class R	1,000.00	926.70	7.31
Class Y	1,000.00	928.00	4.87

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,018.90	6.38
Class C	1,000.00	1,015.12	10.21
Class I	1,000.00	1,020.52	4.75
Class R	1,000.00	1,017.64	7.66
Class Y	1,000.00	1,020.16	5.10

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2018 are as follows:

Class	Expense Ratios
Class A	1.25%
Class C	2.00
Class I	0.93
Class R	1.50
Class Y	1.00

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS October 31, 2018 Unaudited

	Shares	Value
Common Stocks—99.7%
Consumer Discretionary—15.1%
Auto Components—2.7%
Cooper-Standard Holdings, Inc.[1]	2,081	$192,805
Dana, Inc.	21,316	331,890
Tenneco, Inc., Cl. A	9,244	318,271
		842,966

Diversified Consumer Services—1.6%
K12, Inc.[1]	22,206	475,430

Household Durables—2.8%
Helen of Troy Ltd.[1]	3,509	435,537
Toll Brothers, Inc.	12,945	435,729
		871,266

Leisure Products—0.6%
Johnson Outdoors, Inc., Cl. A	2,582	194,450

Media—2.7%
Gannett Co., Inc.	22,028	213,672
Gray Television, Inc.[1]	34,797	602,336
		816,008

Specialty Retail—2.8%
Cato Corp. (The), Cl. A	12,141	234,078
Dick’s Sporting Goods, Inc.	5,016	177,416
DSW, Inc., Cl. A	10,195	270,677
Foot Locker, Inc.	3,978	187,523
		869,694

Textiles, Apparel & Luxury Goods—1.9%
Deckers Outdoor Corp.[1]	1,774	225,600
Movado Group, Inc.	9,122	351,288
		576,888

Consumer Staples—2.1%
Food Products—1.2%
Nomad Foods Ltd.[1]	20,418	389,984

Personal Products—0.9%
USANA Health Sciences, Inc.[1]	2,336	273,359

Energy—10.8%
Energy Equipment & Services—2.5%
Precision Drilling Corp.[1]	133,293	321,236
Weatherford International plc[1]	338,192	456,559
		777,795

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels—8.3%
Callon Petroleum Co.[1]	15,258	$152,122
CONSOL Energy, Inc.[1]	7,496	298,641
Delek US Holdings, Inc.	10,133	372,084
Denbury Resources, Inc.[1]	98,824	340,943
Oasis Petroleum, Inc.[1]	16,813	169,139
Range Resources Corp.	9,679	153,412
SM Energy Co.	17,461	425,001
SRC Energy, Inc.[1]	23,086	163,449
Whiting Petroleum Corp.[1]	3,831	142,896
WildHorse Resource Development Corp.[1]	15,444	327,567
		2,545,254

Financials—35.0%
Capital Markets—1.0%
Stifel Financial Corp.	6,864	313,822

Commercial Banks—12.0%
Chemical Financial Corp.	9,016	422,490
Enterprise Financial Services Corp.	4,906	213,166
Fidelity Southern Corp.	2,560	59,443
First Business Financial Services, Inc.	16,192	338,899
Great Southern Bancorp, Inc.	4,643	251,418
Great Western Bancorp, Inc.	11,417	418,433
IBERIABANK Corp.	5,475	407,833
Live Oak Bancshares, Inc.	17,064	313,978
Opus Bank	20,199	383,579
TCF Financial Corp.	22,372	467,127
Umpqua Holdings Corp.	22,345	429,024
		3,705,390

Consumer Finance—1.5%
Navient Corp.	38,443	445,170

Insurance—1.9%
Assured Guaranty Ltd.	7,531	301,089
RenaissanceRe Holdings Ltd.	2,361	288,420
		589,509

Real Estate Investment Trusts (REITs)—11.0%
Corporate Office Properties Trust	10,317	266,591
DiamondRock Hospitality Co.	28,440	297,198
Granite Point Mortgage Trust, Inc.	21,594	401,864
Hospitality Properties Trust	6,869	175,984
Invesco Mortgage Capital, Inc.	25,562	385,475
National Storage Affiliates Trust	21,500	572,545
NexPoint Residential Trust, Inc.	10,704	381,491
Preferred Apartment Communities, Inc., Cl. A	18,376	309,636
QTS Realty Trust, Inc., Cl. A	5,011	192,021

12      OPPENHEIMER SMALL CAP VALUE FUND

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Sabra Health Care REIT, Inc.	19,145	$414,489
		3,397,294

Real Estate Management & Development—2.6%
HFF, Inc., Cl. A	8,444	310,317
Marcus & Millichap, Inc.[1]	13,896	482,469
		792,786

Thrifts & Mortgage Finance—5.0%
Federal Agricultural Mortgage Corp., Cl. C	6,157	430,005
Merchants Bancorp	13,521	310,983
Radian Group, Inc.	28,150	540,199
Walker & Dunlop, Inc.	6,169	258,851
		1,540,038

Health Care—5.0%
Biotechnology—0.5%
Emergent BioSolutions, Inc.[1]	2,624	160,563

Health Care Providers & Services—1.4%
Select Medical Holdings Corp.[1]	26,676	442,288

Life Sciences Tools & Services—0.6%
Medpace Holdings, Inc.[1]	3,305	172,190

Pharmaceuticals—2.5%
Horizon Pharma plc[1]	15,503	282,310
Innoviva, Inc.[1]	14,987	209,218
Osmotica Pharmaceuticals plc[1]	32,000	278,400
		769,928

Industrials—12.4%
Aerospace & Defense—1.9%
Aerojet Rocketdyne Holdings, Inc.[1]	7,621	269,174
Engility Holdings, Inc.[1]	10,256	318,243
		587,417

Building Products—2.0%
Advanced Drainage Systems, Inc.	7,920	220,097
Armstrong Flooring, Inc.[1]	12,424	193,193
NCI Building Systems, Inc.[1]	17,320	212,170
		625,460

Commercial Services & Supplies—0.6%
KAR Auction Services, Inc.	3,281	186,820

Electrical Equipment—0.6%
Atkore International Group, Inc.[1]	9,385	180,755

13      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Machinery—4.7%
Federal Signal Corp.	12,716	$279,625
Greenbrier Cos., Inc. (The)	4,648	220,548
ITT, Inc.	8,560	432,280
Milacron Holdings Corp.[1]	22,682	317,548
Wabash National Corp.	13,814	208,591
		1,458,592

Professional Services—1.4%
ICF International, Inc.	3,038	223,719
Kforce, Inc.	6,432	198,234
		421,953

Road & Rail—1.2%
ArcBest Corp.	9,718	360,732

Information Technology—8.3%
Electronic Equipment, Instruments, & Components—1.5%
Fabrinet[1]	3,668	158,898
Hollysys Automation Technologies Ltd.	15,902	305,636
		464,534

IT Services—3.7%
Cass Information Systems, Inc.	6,461	427,072
Conduent, Inc.[1]	12,272	234,395
Science Applications International Corp.	2,180	151,532
Travelport Worldwide Ltd.	22,212	332,292
		1,145,291

Semiconductors & Semiconductor Equipment—2.6%
Diodes, Inc.[1]	5,365	161,969
MKS Instruments, Inc.	2,241	165,139
Tower Semiconductor Ltd.[1]	11,224	176,105
Xperi Corp.	23,399	304,187
		807,400

Software—0.5%
j2 Global, Inc.	2,109	153,620

Materials—6.1%
Chemicals—1.4%
Orion Engineered Carbons SA	16,709	431,259

Metals & Mining—2.8%
Commercial Metals Co.	16,420	312,966
Schnitzer Steel Industries, Inc., Cl. A	12,239	329,229
Warrior Met Coal, Inc.	8,405	235,340
		877,535

14      OPPENHEIMER SMALL CAP VALUE FUND

	Shares	Value
Paper & Forest Products—1.9%
Mercer International, Inc.	27,280	$414,929
Resolute Forest Products[1]	13,975	157,498
		572,427

Telecommunication Services—1.6%
Diversified Telecommunication Services—0.8%
Vonage Holdings Corp.[1]	18,555	246,039

Wireless Telecommunication Services—0.8%
Shenandoah Telecommunications Co.	6,187	235,230

Utilities—3.3%
Electric Utilities—1.6%
Portland General Electric Co.	11,130	501,740

Multi-Utilities—1.7%
NorthWestern Corp.	8,883	521,965
Total Common Stocks (Cost $31,651,371)		30,740,841

	Exercise Price		Expiration Date	Notional Amount (000’s)	Contracts (000’s)
Exchange-Traded Option Purchased—0.0%
SRC Energy, Inc. Call[1] (Cost $23,288)	USD	10.000	12/21/18	USD 187	USD —	[2]	13,992

					Shares
Investment Company—3.5%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.12%[3,4] (Cost $1,092,991)					1,092,991		1,092,991
Total Investments, at Value (Cost $32,767,650)					103.2%		31,847,824
Net Other Assets (Liabilities)					(3.2)		(999,875)
Net Assets					100.0%		$30,847,949

Footnotes to Statement of Investments

1. Non-income producing security.

2. Number of contracts are less than 500.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares April 30, 2018	Gross Additions	Gross Reductions	Shares October 31, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	595,998	19,555,716	19,058,723	1,092,991

15      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$1,092,991	$8,889	$—	$—

See accompanying Notes to Financial Statements.

16      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2018 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $31,674,659)	$30,754,833
Affiliated companies (cost $1,092,991)	1,092,991
31,847,824
Cash	10,000
Receivables and other assets:
Investments sold	4,729,669
Shares of beneficial interest sold	99,991
Dividends	11,111
Other	47,900
Total assets	36,746,495

Liabilities
Payables and other liabilities:
Investments purchased	5,863,400
Shares of beneficial interest redeemed	17,494
Distribution and service plan fees	6,508
Shareholder communications	1,404
Trustees’ compensation	273
Other	9,467
Total liabilities	5,898,546

Net Assets	$30,847,949

Composition of Net Assets
Par value of shares of beneficial interest	$2,700
Additional paid-in capital	31,083,917
Total accumulated loss	(238,668)
Net Assets	$30,847,949

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STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $19,132,636 and 1,672,843 shares of beneficial interest outstanding)	$11.44

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$12.14

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,208,755 and 458,659 shares of beneficial interest outstanding)	$11.36

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $33,249 and 2,905 shares of beneficial interest outstanding)	$11.44

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,329,155 and 378,475 shares of beneficial interest outstanding)	$11.44

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,144,154 and 187,227 shares of beneficial interest outstanding)	$11.45

See accompanying Notes to Financial Statements.

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STATEMENT OF

OPERATIONS For the Six Months Ended October 31, 2018 Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $966)	$360,318
Affiliated companies	8,889
Interest	516
Total investment income	369,723

Expenses
Management fees	155,677
Distribution and service plan fees:
Class A	28,147
Class C	27,894
Class R	11,102
Transfer and shareholder servicing agent fees:
Class A	22,824
Class C	5,463
Class I	6
Class R	4,364
Class Y	5,256
Shareholder communications:
Class A	4,599
Class C	1,398
Class I	5
Class R	1,166
Class Y	496
Registration fees	42,678
Legal, auditing and other professional fees	19,625
Custodian fees and expenses	1,241
Borrowing fees	606
Trustees’ compensation	291
Other	1,343
Total expenses	334,181
Less waivers and reimbursements of expenses	(70,322)
Net expenses	263,859

Net Investment Income	105,864
Realized and Unrealized Loss
Net realized loss on:
Investment transactions in unaffiliated companies	(41,145)
Foreign currency transactions	(275)
Net realized loss	(41,420)
Net change in unrealized appreciation/(depreciation) on investment transactions	(3,036,030)
Net Decrease in Net Assets Resulting from Operations	$(2,971,586)

See accompanying Notes to Financial Statements.

19      OPPENHEIMER SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018[1]
Operations
Net investment income	$105,864	$130,912
Net realized gain (loss)	(41,420)	1,406,203
Net change in unrealized appreciation/(depreciation)	(3,036,030)	(691,639)
Net increase (decrease) in net assets resulting from operations	(2,971,586)	845,476

Dividends and/or Distributions to Shareholders
Dividends and distributions declared:
Class A	(94,715)	(328,053)
Class C	(2,831)	(48,867)
Class I	(222)	(258)
Class R	(12,790)	(42,413)
Class Y	(28,526)	(25,785)
Total dividends and distributions declared	(139,084)	(445,376)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	3,833,094	(10,159,479)
Class C	939,108	(151,904)
Class I	(1,583)	24,609
Class R	913,530	1,277,166
Class Y	823,991	(860,432)
Total beneficial interest transactions	6,508,140	(9,870,040)

Net Assets
Total increase (decrease)	3,397,470	(9,469,940)
Beginning of period	27,450,479	36,920,419
End of period	$30,847,949	$27,450,479

1. Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 2– New Accounting Pronouncements for further details.

See accompanying Notes to Financial Statements.

20      OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.38	$12.13	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.04	0.07	0.06	0.04
Net realized and unrealized gain (loss)	(0.93)	0.36	2.04	0.10
Total from investment operations	(0.89)	0.43	2.10	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.05)	(0.04)	(0.07)	(0.04)
Distributions from net realized gain	0.00	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.05)	(0.18)	(0.07)	(0.04)
Net asset value, end of period	$11.44	$12.38	$12.13	$10.10

Total Return, at Net Asset Value[4]	(7.22)%	3.56%	20.87%	1.40%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,133	$17,238	$27,101	$5,922
Average net assets (in thousands)	$23,237	$22,295	$16,833	$5,052
Ratios to average net assets:[5]
Net investment income	0.65%	0.54%	0.50%	0.98%
Expenses excluding specific expenses listed below	1.61%	1.66%	1.69%	2.86%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.61%	1.66%	1.69%	2.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.25%	1.25%	1.25%	1.25%
Portfolio turnover rate	80%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.61%
Year Ended April 30, 2018	1.66%
Year Ended April 30, 2017	1.69%
Period Ended April 29, 2016	2.87%

See accompanying Notes to Financial Statements.

21      OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.30	$12.10	$10.09	$10.00
Income (loss) from investment operations:
Net investment loss[3]	(0.01)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss)	(0.92)	0.37	2.06	0.13
Total from investment operations	(0.93)	0.34	2.02	0.11
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.01)	0.00	(0.01)	(0.02)
Distributions from net realized gain	0.00	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.01)	(0.14)	(0.01)	(0.02)
Net asset value, end of period	$11.36	$12.30	$12.10	$10.09

Total Return, at Net Asset Value[4]	(7.59)%	2.81%	20.01%	1.07%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,209	$4,771	$4,885	$289
Average net assets (in thousands)	$5,559	$4,476	$2,387	$123
Ratios to average net assets:[5]
Net investment loss	(0.11)%	(0.23)%	(0.31)%	(0.46)%
Expenses excluding specific expenses listed below	2.38%	2.52%	2.52%	3.97%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	2.38%	2.52%	2.52%	3.97%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.00%	2.00%	2.00%	1.96%
Portfolio turnover rate	80%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	2.38%
Year Ended April 30, 2018	2.52%
Year Ended April 30, 2017	2.52%
Period Ended April 29, 2016	3.98%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER SMALL CAP VALUE FUND

Class I	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.39	$12.13	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.06	0.11	0.11	0.04
Net realized and unrealized gain (loss)	(0.94)	0.36	2.03	0.11
Total from investment operations	(0.88)	0.47	2.14	0.15
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.07)	(0.11)	(0.05)
Distributions from net realized gain	0.00	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.07)	(0.21)	(0.11)	(0.05)
Net asset value, end of period	$11.44	$12.39	$12.13	$10.10

Total Return, at Net Asset Value[4]	(7.07)%	3.89%	21.30%	1.50%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33	$37	$12	$10
Average net assets (in thousands)	$39	$18	$11	$9
Ratios to average net assets:[5]
Net investment income	0.97%	0.88%	0.96%	0.98%
Expenses excluding specific expenses listed below	1.19%	1.29%	1.38%	2.47%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.19%	1.29%	1.38%	2.47%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.93%	0.93%	0.93%	0.93%
Portfolio turnover rate	80%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.19%
Year Ended April 30, 2018	1.29%
Year Ended April 30, 2017	1.38%
Period Ended April 29, 2016	2.48%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.38	$12.15	$10.10	$10.00
Income (loss) from investment operations:
Net investment income (loss)[3]	0.03	0.03	0.02	(0.00)[4]
Net realized and unrealized gain (loss)	(0.93)	0.36	2.07	0.13
Total from investment operations	(0.90)	0.39	2.09	0.13
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.02)	(0.04)	(0.03)
Distributions from net realized gain	0.00	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.04)	(0.16)	(0.04)	(0.03)
Net asset value, end of period	$11.44	$12.38	$12.15	$10.10

Total Return, at Net Asset Value[5]	(7.33)%	3.21%	20.72%	1.27%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,329	$3,804	$2,468	$205
Average net assets (in thousands)	$4,442	$3,124	$1,124	$57
Ratios to average net assets:[6]
Net investment income (loss)	0.40%	0.25%	0.21%	(0.03)%
Expenses excluding specific expenses listed below	1.88%	2.04%	2.12%	3.71%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%
Total expenses[8]	1.88%	2.04%	2.12%	3.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.50%	1.50%	1.50%	1.45%
Portfolio turnover rate	80%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.88%
Year Ended April 30, 2018	2.04%
Year Ended April 30, 2017	2.12%
Period Ended April 29, 2016	3.72%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER SMALL CAP VALUE FUND

Class Y	Six Months Ended October 31, 2018 (Unaudited)	Year Ended April 30, 2018	Year Ended April 30, 2017	Period Ended April 29, 2016[1,2]
Per Share Operating Data
Net asset value, beginning of period	$12.40	$12.15	$10.10	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.06	0.10	0.08	0.05
Net realized and unrealized gain (loss)	(0.94)	0.36	2.06	0.09
Total from investment operations	(0.88)	0.46	2.14	0.14
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.07)	(0.09)	(0.04)
Distributions from net realized gain	0.00	(0.14)	0.00	0.00
Total dividends and/or distributions to shareholders	(0.07)	(0.21)	(0.09)	(0.04)
Net asset value, end of period	$11.45	$12.40	$12.15	$10.10

Total Return, at Net Asset Value[4]	(7.20)%	3.80%	21.31%	1.44%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,144	$1,600	$2,454	$154
Average net assets (in thousands)	$5,348	$1,706	$1,285	$137
Ratios to average net assets:[5]
Net investment income	0.90%	0.80%	0.65%	1.14%
Expenses excluding specific expenses listed below	1.34%	1.51%	1.45%	2.67%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%
Total expenses[7]	1.34%	1.51%	1.45%	2.67%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.00%	1.00%	1.00%
Portfolio turnover rate	80%	73%	52%	22%

1. For the period from December 7, 2015 (commencement of operations) to April 29, 2016.

2. Represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended October 31, 2018	1.34%
Year Ended April 30, 2018	1.51%
Year Ended April 30, 2017	1.45%
Period Ended April 29, 2016	2.68%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2018 Unaudited

1. Organization

Oppenheimer Small Cap Value Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

26      OPPENHEIMER SMALL CAP VALUE FUND

2. Significant Accounting Policies (Continued)

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during

27      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended April 30, 2018, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended April 30, 2018, the Fund did not utilize any capital loss carryforwards to offset capital gains realized in that fiscal year.

At period end, it is estimated that the capital loss carryforwards would be $41,420, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

28      OPPENHEIMER SMALL CAP VALUE FUND

2. Significant Accounting Policies (Continued)

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$33,029,675

Gross unrealized appreciation	$1,878,926
Gross unrealized depreciation	(3,060,777)

Net unrealized depreciation	$(1,181,851)

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements. In March 2017, Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”), ASU 2017-08. This provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Manager is evaluating the impacts of these changes on the financial statements.

During August 2018, the Securities and Exchange Commission (the “SEC”) issued Final Rule Release No. 33-10532 (the “Rule”), Disclosure Update and Simplification. The rule amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets. The requirements of the Rule are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to the Rule.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day

29      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not

30      OPPENHEIMER SMALL CAP VALUE FUND

3. Securities Valuation (Continued)

necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,646,702	$—	$—	$4,646,702
Consumer Staples	663,343	—	—	663,343
Energy	3,323,049	—	—	3,323,049
Financials	10,784,009	—	—	10,784,009
Health Care	1,544,969	—	—	1,544,969
Industrials	3,821,729	—	—	3,821,729
Information Technology	2,570,845	—	—	2,570,845
Materials	1,881,221	—	—	1,881,221
Telecommunication Services	481,269	—	—	481,269
Utilities	1,023,705	—	—	1,023,705
Exchange-Traded Option Purchased	13,992	—	—	13,992

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Investments, at Value: (Continued)
Investment Company	$1,092,991	$—	$—	$1,092,991
Total Assets	$31,847,824	$—	$—	$31,847,824

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the

Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or

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4. Investments and Risks (Continued)

fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but

33      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

Index/Security Options. The Fund may purchase or write call and put options on individual

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6. Use of Derivatives (Continued)

equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $1,999 on purchased call options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no written options outstanding.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

35      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value
Equity contracts	Investments, at value	$13,992	*

*Amounts relate to purchased option contracts and purchased swaption contracts, if any.

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6. Use of Derivatives (Continued)

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*
Equity contracts	$ (9,296)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

Six Months Ended October 31, 2018			Year Ended April 30, 2018
	Shares	Amount	Shares	Amount
Class A
Sold	932,379	$12,295,580	581,781	$7,185,748
Dividends and/or distributions reinvested	7,124	94,287	19,377	238,907
Redeemed	(659,083)	(8,556,773)	(1,442,164)	(17,584,134)
Net increase (decrease)	280,420	$3,833,094	(841,006)	$(10,159,479)

Class C
Sold	114,951	$1,507,686	202,777	$2,512,065
Dividends and/or distributions reinvested	214	2,825	3,947	48,667
Redeemed	(44,487)	(571,403)	(222,317)	(2,712,636)
Net increase (decrease)	70,678	$939,108	(15,593)	$(151,904)

Class I
Sold	405	$5,000	2,012	$24,560
Dividends and/or distributions reinvested	11	148	4	49
Redeemed	(527)	(6,731)	—	—
Net increase (decrease)	(111)	$(1,583)	2,016	$24,609

Class R
Sold	99,240	$1,281,252	159,134	$1,958,606
Dividends and/or distributions reinvested	958	12,698	3,409	42,159
Redeemed	(28,961)	(380,420)	(58,502)	(723,599)
Net increase	71,237	$913,530	104,041	$1,277,166

Class Y
Sold	444,563	$5,803,696	88,708	$1,094,458
Dividends and/or distributions reinvested	2,150	28,493	2,079	25,576
Redeemed	(388,590)	(5,008,198)	(163,710)	(1,980,466)
Net increase (decrease)	58,123	$823,991	(72,923)	$(860,432)

37      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$36,258,160	$29,219,166

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.80%
Next $500 million	0.75
Next $4 billion	0.70
Over $5 billion	0.65

The Fund’s effective management fee for the reporting period was 0.80% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred

38      OPPENHEIMER SMALL CAP VALUE FUND

9. Fees and Other Transactions with Affiliates (Continued)

amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

39      OPPENHEIMER SMALL CAP VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
October 31, 2018	$13,753	$337	$274	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive fees and/or reimburse certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses”, excluding expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies, wholly-owned subsidiaries and pooled investment vehicles and interest and fees from borrowings; will not exceed 1.25% for Class A shares, 2.00% for Class C shares, 0.93% for Class I shares, 1.50% for Class R shares and 1.00% for Class Y shares.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$41,719
Class C	10,589
Class I	50
Class R	8,545
Class Y	8,938

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $481 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has

40      OPPENHEIMER SMALL CAP VALUE FUND

11. Pending Acquisition (Continued)

entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

41      OPPENHEIMER SMALL CAP VALUE FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the Sub-Adviser’s portfolio manager and investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

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The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, among other services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of their staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Eric Hewitt, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the review or renewal of the Fund’s service agreements or service providers. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Managers and by the independent consultant, comparing the Fund’s historical performance to relevant benchmarks or market indices and to the performance of other retail funds in the small value category. The Board noted that the Fund’s one-year performance was below its category median.

Fees and Expenses of the Fund. The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load small value funds with comparable asset levels and distribution features. After discussions with the Board, the Adviser has contractually agreed to waive fees and/ or reimburse the Fund so that the total annual fund operating expenses, excluding certain expenses, as a percentage of average daily net assets will not exceed the following annual rates: 1.25% for Class A shares, 2.00% for Class C shares, 0.93% for Class I shares, 1.50% for Class R shares, and 1.00% for Class Y shares, and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board. The Board noted that the Fund’s contractual management fee and total expenses, net of waivers, were lower than its peer group median and category median.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board also considered that the Managers must be able to

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BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates and research provided to the Adviser in connection with permissible brokerage arrangements (soft dollar arrangements).

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through September 30, 2019. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the last six months of the Fund’s reporting period, the table below details on a per-share basis the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. Other capital sources represent a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” You should not draw any conclusions about the Fund’s investment performance from the amounts of these distributions. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. If the Fund (or an underlying fund in which the Fund invests) invests in real estate investment trusts (REITs) and/or master limited partnerships (MLPs), the percentages attributed to each category are estimated using historical information because the character of the amounts received from the REITs and/or MLPs in which the Fund (or underlying fund) invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, and scroll down to the ‘Dividends’ table under ‘Analytics’.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Small Cap Value Fund	6/15/18	80.5%	0.0%	19.5%
Oppenheimer Small Cap Value Fund	9/14/18	98.6%	0.0%	1.4%

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OPPENHEIMER SMALL CAP VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, President and Principal Executive Officer
Eric Hewitt, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

•	Applications or other forms.
•	When you create a user ID and password for online account access.
•	When you enroll in eDocs Direct,SM our electronic document delivery service.
•	Your transactions with us, our affiliates or others.
•	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

48      OPPENHEIMER SMALL CAP VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

•

All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com

Call Us 800 225 5677

Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS2455.001.1018 December 21, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)    (1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Small Cap Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	12/21/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	12/21/2018